Exhibit 99.2

2 Our first quarter 2023 results included revenue of $ 12.6 million driven by our portfolio of brand partnerships and our esports business, as well as improved losses reflecting our steady efforts to reduce operating costs and streamline our organization. 1 [1] Adjusted EBITDA is a non - GAAP financial measure. See “Use of Non - GAAP Financial Measures” for our definition of, and additional information about, Adjusted EBITDA and for reconciliation to net loss, the most directly comparable U.S. GAAP financial measure. As we laid out in our 2022 summary, we remain focused on securing new brand partners, bringing new and exciting talent under the FaZe umbrella, and pursuing strategic collaborations to drive sustainable growth. FaZe has always defined the intersection of gaming and entertainment, and we are committed to remaining trailblazers. As such, we are very proud to have announced our first all - female professional esports team to compete in the VALORANT Game Changers Series. We believe this is an important strategic step towards growing our audience, expanding the brand, and therefore creating value for our business and shareholders. Welcome to the clan! Our revenue for the quarter reflects our portfolio of key partnerships and shows meaningful growth in esports revenues. However, like many other organizations in our industry, we are not immune to current headwinds to our business. While we were excited to kick off new and exciting collaborations with Nike and Porsche early in the quarter, overall, revenue across the portfolio was lower than expected as the difficult macro environment impacted our timeline for signing on additional sponsorship deals. We are actively nurturing a pipeline of what we believe are promising opportunities in new, high - value categories, and we hope these endeavors will lead to significant growth and deliver results in the future. As we pursue these objectives, our Board of Directors is also highly engaged in assessing various options regarding FaZe’s capital structure. These discussions could result in a range of outcomes. However, there are no assurances that any of these options will come to pass, and the Company is giving no timeline for a decision, if any. In our inaugural shareholder letter last quarter, we outlined our growth priorities across three key businesses: brand sponsorship, talent, and esports. With this letter, we intend to spotlight our esports business, acknowledging its significance as a cornerstone of the FaZe brand.

3 First Quarter Highlights CS:GO Team / March 27, 2023 : FaZe Clan’s CS:GO team achieved a historic feat, becoming the first international roster to win the Intel Grand Slam. A BATHING APE / February 13, 2023 : FaZe Clan And A Bathing Ape® announce a limited - edition merchandise collaboration. ESL R1 Racing Team / In February 2023, FaZe Clan officially enters ESL R1: Racing released for the 2023 season and signs former Call of Duty legend Crimsix as a driver. Atlanta Faze Team / In 2023, FaZe Clan's Call of Duty League esports team, Atlanta FaZe, won Call of Duty Major II in Boston. NIKE / January 30, 2023 : Collaborated with Nike to unite the worlds of gaming and sports culture through successfully releasing a custom colorway basketball shoe, The Nike LeBron Nxxt Gen x FaZe Clan. PORSCHE / January 19, 2023 : FaZe Clan and Porsche announce a multiyear partnership including original content, consumer products, esports integrations, and Web3 digital goods.

4 Esports Trends and FaZe's Accomplishments Despite the COVID - 19 pandemic putting a temporary hold on live gaming events, the long - term outlook for this sector remains optimistic. In fact, the industry is projected to continue its rapid growth, reaching a value of $4.8 billion by 2030, with a CAGR of 16.7%. [1] However, esports is facing a near - term moderation in growth, primarily due to the lack of new titles. In response to the current landscape and to help keep FaZe ahead of trend, we are focusing on community engagement and producing short - term content to capitalize on the resurgence of live events and capture the enthusiasm of our ever - expanding audience. Live competition has bounced back, and the industry is seizing on pent - up demand for live experiences. We believe we are well - positioned to benefit from this trend, thanks to our strategic efforts during the pandemic to maintain engagement and stay connected with our fans via key streaming platforms. As we prioritize fan interaction and create memorable experiences, our brand remains at the forefront of the esports community. Our FaZe esports teams consistently demonstrate strong competitive performance. For instance, in the first quarter, FaZe's Counter - Strike: Global Offensive (CS:GO) esports team won ESL Pro League Season 17, becoming the first - ever international team to accomplish the highest prize in competitive CS:GO, an Intel Grand Slam, which generated $1.2 million in prize money. We remain committed in our strategy to invest in the teams that perform strongly and support the brand. 1. Footnote source: https://www.globaldata.com/store/report/esports - market - analysis/ The esports industry has experienced unprecedented growth in recent years, fueled by the rise of mobile esports, betting, 5G, technology, blockchain, and metaverse immersion.

5 Brand Sponsorship FaZe sits in a unique position in youth culture and gaming entertainment, offering brands partnership opportunities to engage with a diverse, cross - generational audience. Our ability to secure relationships with iconic brands, most recently Nike and Porsche, is a testament to our appeal. These partnerships mutually enhance our brand awareness, and we anticipate more collaboration opportunities to emerge as the year progresses. Following the success of our first product collaboration with Nike, the Nike LeBron Nxxt Gen x FaZe Clan shoe, we are refining our merchandise strategy by focusing more on one - of - a - kind, selectively tailored products that wow our audience and reinforce FaZe’s role in youth culture. The Nike collaboration, which proudly showcases the classic FaZe Clan colors, signifies the potential for even greater connections between professional athletes and gamers, bridging the gap between two passionate fan bases. As we move forward, we are paying ever - closer attention to our community's preferences, putting our ears to the ground, and being more discerning about the merchandise we release. Our strategic approach helps ensure that each new offering aligns closely with our brand values and resonates with our dedicated audience. We are actively engaged on next steps with existing and potential partnerships. Another near - term goal is to amplify FaZe Clan's global brand presence by forging strategic partnerships as well as discovering and supporting international talent. As esports is an inherently global phenomenon, we aim to engage with international brands and form alliances that will propel our growth and reach in the gaming community. By focusing on these strategies, we seek to strengthen our position as a leading brand in the esports and gaming industries worldwide.

Talent remains at the core of the FaZe, defining the brand, broadening our fanbase and ultimately driving FaZe’s success. Providing the greatest possible value to our talent is our core mission. We are deeply engaged with our talent to help ensure our brand is favorably positioned for relevance, growth and maximum fan engagement. 6 Talent However, relationships inside such a large and dynamic roster of talent are not always frictionless. FaZe has experienced some internal disagreements and disputes in recent months. The fact that some of these conversations have played out in public is emblematic of our brand and our generation: our people wear their hearts on their sleeves — or, in this case, on their social media profiles. It is also a sign that the brand matters to both our audience and our talent, that people care deeply, and that the community is rooting for FaZe to succeed. While public spats can make for entertaining conversation in our community, everyone at FaZe is focused on resolving differences as a family and getting behind FaZe’s plans for a bright future. Strategically, in the mid - to - long term, we want to diversify our reach by introducing non - gaming talent to our gaming universe. This approach aims to showcase the diverse and dynamic nature of FaZe as an organization that transcends the boundaries of traditional gaming and esports. As the industry anticipates its next momentum - building title, we believe we are in a prime position to drive near - term and future growth. We are also increasing our focus on data analytics to help enable us to better measure our talent’s value in a fast - moving media marketplace and communicate that value to our brand partners and sponsors. 1

7 Financial and Operating Results for Q1FY23 Our financial results for the first quarter of 2023 captured our steady progress in implementing our strategic plans laid out in our last shareholder letter. First quarter revenue of $ 12.6 million represents a year - over - year decline of $ 3.3 million. However, Q1 2022 revenues were unusually high due to a one - off library deal for the content of one of our talent, and a high - budget, high - revenue content strategy, which the company ultimately abandoned. Our largest revenue driver — brand sponsorship — remains robust with a number of multiyear sponsorship deals. We are highly selective in the partnership agreements we entertain, in order to help ensure continuous brand strength, relevance to our audience, and strong financial returns. Gross profit was $ 469,000 , with a gross margin of 4 % a decline of [•] compared to [•]. This lower than previous gross margin is reflective of the timing of deliverables to our brand partners, and we expect the margin to return to a normal steady - state percentage in future quarters. Operating Income was ( $13.6 ) million, reflecting an operating margin of (106) % The first quarter's net loss was ( $14.0 ) million, compared with a net loss of ( $9.5 ) million in the prior year. Adjusted EBITDA of ( $10.0 ) million was approximately $3.8 million lower than in the prior year but was better sequentially than in the previous quarter due to the initial impact of cost reductions undertaken in the quarter. [Total reach 509M, Total reach monetizable 300.M, aggregate YT subs 132M] FaZe ended the first quarter with $27.4 million in cash and equivalents, more than 80% higher than the prior year. This reflects our diligent efforts to reduce headcount and overhead costs, reducing our current liability. We have also established a Standby Equity Purchase Agreement (“SEPA”), which we believe will allow us to access additional capital by selling shares in the open market should we have the need for more liquidity. FaZe has no immediate need or plans to access the SEPA and is focused on minimizing any dilutive impact on shareholders. 2

8 Business Outlook / Guidance As we look ahead, FaZe is focused on executing our strategic growth plan, which includes the following: Optimizing our esports roster and presence in international markets Investing in new, promising talent and assisting our existing talent to reach their full potential Leveraging our brand partnerships to drive revenue growth and increase audience engagement Exploring new revenue streams, including products, merchandise, live events, and digital media In the meantime, our team is laser - focused on our trifecta of strategies: talent, brand sponsorship, and esports. Given the market's continuous growth, we are confident in our ability to deliver sustained growth; however, it is important to note that the path to profitability may need to be revised. Nevertheless, we remain steadfast in our commitment to maximizing shareholder value. 3

Assets Current Assets: $37,207 $26,834 Cash 8,525 3,888 Accounts Receivable, net 6,233 7,280 Contract assets 6,768 4,921 Prepaid expenses and other assets 58,723 42,833 Total Current Assets 600 600 Restricted Cash 3,821 3,459 Property, equipment and leasehold improvements, net 2,693 2,319 Operating lease right - of - use assets 848 659 Intangible assets, net 553 511 Other long - term assets $67,238 $50,431 TOTAL ASSETS LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY LIABILITIES: Current Liabilities: $14,397 $9,677 Accounts payable and accrued expenses 3,494 2,497 Contract liabilities 1,488 1,488 Operating lease liabilities, current 19,379 13,662 Total Current Liabilities 24 11 Warrant liabilities 1,084 718 Operating lease liabilities, non - current 20,487 14,291 Total Liabilities COMMITMENTS AND CONTINGENCIES (Note 9) MEZZANINE EQUITY: — — Series A preferred stock, $0.00001 par value, 3,545,529 shares authorized at March 31, 2023 and 2022, respectively, zero share shares issued and outstanding at March 31, 2023 and 2022. STOCKHOLDERS’ EQUITY: — — Preferred stock, $0.0001 par value; 1,000,000 shares of the Company’s preferred stock authorized at March 31, 2023; zero share of the Company’s preferred stock issued and outstanding at March 31, 2023 7 7 Common stock, $0.0001 par value at March 31, 2023 and December 31, 2022, respectively; 500,000,000 and 500,000,000 shares of common stock authorized at March 31, 2023 and December 31, 2022, respectively; 74,046,058 and 71,551,887 shares of common stock issued and outstanding at March 31, 2023 and December 31, 2022, respectively 327,686 331,015 Additional paid - in capital (280,942) (294,982) Accumulated deficit 46,751 36,040 Total Stockholders’ Equity $67,238 $50,431 TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY 9 Mar 31, 2023 Dec 31, 2022 FaZe Holdings Inc. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except shares, unaudited) The accompanying notes are an integral part of these financial statements

$15,804 $12,550 Revenues 12,211 12,081 Cost of revenues 3,593 469 Gross profit Operating expenses: 10,128 13,877 General and administrative 1,145 213 Sales and Marketing (7,680) (13,621) Loss from operations Other expense 1,851 (162) Interest (income) expense, net — (13) Change in fair value of warrant liabilities 11 594 Other, net 1,862 419 Total other expense: $(9,542) $(14,040) Net loss $(0.46) $(0.22) Net loss per common share - basic and diluted 20,640,022 64,071,686 Weighted - average number of common shares outstanding - basic and diluted 10 2023 2022 FaZe Holdings Inc. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except shares and per - share information, unaudited) Three months ended, March 31, The accompanying notes are an integral part of these financial statements

$(106,929) $(112,408) $5,477 $2 18,841,538 Balance at December 31, 2021 1,150 — 1,150 — — Stock based compensation — — — — 4,084 Issuance of common stock upon vesting of restricted stock awards 64 — 64 — 74,768 Exercise of stock option (9,542) (9,542) — — — Net loss $(115,257) $(121,950) $6,691 $2 18,920,390 Balance at March 31, 2022 $46,751 $(280,942) $327,686 $7 71,511,887 Balance at December 31, 2022 2,546 — 2,546 — — Stock based compensation expense — — — — 483,251 Issuance of common stock upon vesting of restricted stock awards 783 — 783 — 2,050,920 Exercise of stock optioon (14,040) (14,040) — — — Net loss $36,040 $(294,982) $331,015 $7 74,046,058 Balance at March 31, 2023 11 Shares FaZe Holdings Inc. CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (In thousands, except shares and per - share information, unaudited) The accompanying notes are an integral part of these financial statements Amount Additional Paid - In Capital Accumulated Deficit Total Common Stock

CASH FLOWS FROM OPERATING ACTIVITIES $(9,542) $(14,040) Net loss Adjustments to reconcile net loss to net cash used in operating activities 8 789 Provision for doubtful accounts (313) — Additions to content asset 236 667 Depreciation & amortization expense 329 373 Amortization of operating lease right of use assets 1,150 2,546 Stock - based compensation expense — (13) Change in fair value of warrant liabilities 1,851 — Non - cash interest expense (37) — Other Change in operating assets and liabilities: (774) 3,849 Accounts receivable 6 — Inventory 180 1,888 Prepaid expenses and other assets 1,563 (1,017) Contract assets (698) (4,720) Accounts payable and accrued expenses (3,333) (998) Contract liabilities (7) — Other current liabilities (329) (366) Operation lease liabilities (9,710) (11,042) NET CASH USED IN OPERATING ACTIVITIES CASH FLOWS FROM INVESTING ACTIVITIES (1,903) (101) Purchase of property, plant and equipment (164) (13) Purchase of intangible assets (2,067) (114) NET CASH USED IN INVESTING ACTIVITIES CASH FLOWS FROM FINANCING ACTIVITIES 10,000 — Proceeds from issuance of loans payable 64 783 Proceeds from exercise of stock options (725) — Payment of deferred transaction costs 12 2023 2022 FaZe Holdings Inc. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands, unaudited) Three months ended, March 31, TABLE CONTINUED ON NEXT PAGE

9,339 783 NET CASH PROVIDED BY FINANCING ACTIVITIES (2,438) (10,373) NET CHANGE IN CASH AND RESTRICTED CASH 17,618 37,807 Cash and restricted cash at beginning of period $15,180 $27,434 CASH AND RESTRICTED CASH AT END OF PERIODS RECONCILIATION TO CONSOLIDATED BALANCE SHEETS $14,580 $26,834 Cash 600 600 Restricted Cash $15,180 $27,434 Cash and restricted cash SUPPLEMENTAL DISCLOSURE FOR OPERATING ACTIVITIES: $ — $ — Cash paid for interest SUPPLEMENTAL DISCLOSURE FOR NON - CASH INVESTING AND FINANCING ACTIVITIES $2,406 $ — Capitalization of deferred transaction costs included in accounts payable $1,019 $ — Purchase of property, plant and equipment in accrued expenses 13 2023 2022 FaZe Holdings Inc. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands, unaudited) Three months ended, March 31, (TABLE CONTINUED FROM PREVIOUS PAGE)

14 Forward Looking Statements The information in this communication includes “forward - looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, regarding the Company’s strategy, future operations and financial performance, estimated financial position, estimated revenue and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward - looking statements. These forward - looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expect,” “will,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward - looking. Such statements are based on management’s belief or interpretation of information currently available. These forward - looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. Because forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this communication, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and conditions (financial or otherwise) to differ materially from those indicated in the forward - looking statements, including but not limited to: the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; litigation and regulatory proceedings relating to our business, including the ability to adequately protect our intellectual property rights; our limited operating history and uncertain future prospects and rate of growth due to our limited operating history; our ability to continue to monetize our platform; our ability to grow market share in our existing markets or any new markets we may enter; our ability to maintain and grow the strength of our brand reputation; our ability to manage our growth effectively; our ability to retain existing and attract new Esports professional s, content creators and influencers; our success in retaining or recruiting, or changes required in, our officers, directors and other key employees or independent contractors; our ability to maintain and strengthen our community of brand partners, engaged consumers, content creators, influencers and Esports professionals, and the success of our strategic relationships with these and other third parties; risks related to data security and privacy, including the risk of cyber - attacks or other security incidents; our ability to secure future financing, if needed, and our ability to repay any future indebtedness when due; the impact of the regulatory environment in our industry and complexities with compliance related to such environment, including our ability to comply with complex regulatory requirements; our ability to maintain an effective system of internal controls over financial reporting; our ability to respond to general economic conditions, including market interest rates; and other risks identified in Item 1A, “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2022 and our other filings with the SEC. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Ac tua l events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Forward - looking statements speak only as of the date they are made. While FaZe may elect to update these forward - looking statements at some point in the future, FaZe specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing FaZe’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward - looking statements.

15 Use of Non - GAAP Financial Measures Adjusted EBITDA, a non - GAAP measure, is a performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. Adjusted EBITDA is defined as net loss before share - based compensation expense, foreign currency gains and losses, interest expense, impairment of content assets, depreciation and amortization, change in fair value of warrant liabilities, and loss on debt extinguishment. Adjusted EBITDA is used by the FaZe board and management as a key factor in determining the quality of our earnings (loss). Adjusted EBITDA is a performance measure that the Company believes is useful to investors and analysts because it helps illustrate the underlying financial and business trends relating to the Company’s core, recurring results of operations and also enhances comparability between periods. Adjusted EBITDA is not a recognized measure under U.S. GAAP and is not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Investors should exercise caution in comparing the Company’s non - GAAP measure to any similarly titled measure used by other companies. This non - GAAP measure excludes certain items required by U.S. GAAP and should not be considered as an alternative to information reported in accordance with U.S. GAAP. The table below presents the Company’s adjusted EBITDA, reconciled to its net loss for the periods indicated. 4